Certification Pursuant to Rule 30a-2(b) under the 1940 Act and

Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, the undersigned officer of BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio (Formerly Master Large Cap Core Portfolio) of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC (the “registrants”), hereby certifies, to the best of his knowledge, that the registrants’ Report on Form N-CSR for the period ended September 30, 2017 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrants.

Date: December 5, 2017

/s/ John M. Perlowski
John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio (Formerly Master Large Cap Core

Portfolio) of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Pursuant to 18 U.S.C. § 1350, the undersigned officer of BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio (Formerly Master Large Cap Core Portfolio) of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC (the “registrants”), hereby certifies, to the best of his knowledge, that the registrants’ Report on Form N-CSR for the period ended September 30, 2017 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrants.

Date: December 5, 2017

/s/ Neal J. Andrews
Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio (Formerly Master Large Cap Core

Portfolio) of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

This certification is being furnished pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.